EXHIBIT 10.7



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                          FORM OF AMENDED AND RESTATED

                        ADMINISTRATIVE SERVICES AGREEMENT

                                     between

                          ALLSTATE LIFE GLOBAL FUNDING

                                       and

                              AMACAR PACIFIC CORP.

                               Dated as of -, 2006

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                                TABLE OF CONTENTS
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                                                                                                   Page



                                    ARTICLE 1
                                   DEFINITIONS

SECTION 1.1.               Definitions.................................................................2

                                    ARTICLE 2
              CONTINUATION OF APPOINTMENT; ADMINISTRATIVE SERVICES

SECTION 2.1.               Appointment.................................................................6
SECTION 2.2.               Administrative Services.....................................................6
SECTION 2.3.               Continuation of the Base Administrative Services Agreement.................10

                                    ARTICLE 3
                ACTIVITIES OF GLOBAL FUNDING; EMPLOYEES; OFFICES.

SECTION 3.1.               Activities of Global Funding...............................................10
SECTION 3.2.               Employees..................................................................10
SECTION 3.3.               Offices....................................................................10

                                    ARTICLE 4
                            COMPENSATION; INDEMNITIES

SECTION 4.1.               Compensation...............................................................11
SECTION 4.2.               Indemnities................................................................11

                                    ARTICLE 5
                                      TERM

SECTION 5.1.               Term   ....................................................................11

                                    ARTICLE 6
                        OBLIGATION TO SUPPLY INFORMATION

SECTION 6.1.               Obligation to Supply Information...........................................11
SECTION 6.2.               Reliance on Information....................................................12

                                    ARTICLE 7
                  LIABILITY OF ADMINISTRATOR; STANDARD OF CARE

SECTION 7.1.               Liability of Administrator.................................................12

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SECTION 7.2.               No Implied Obligations.....................................................12
SECTION 7.3.               Standard of Care...........................................................12

                                    ARTICLE 8
                                LIMITED RECOURSE

SECTION 8.1.               Limited Recourse to Global Funding.........................................13
SECTION 8.2.               No Recourse to Trustees and Agents.........................................13

                                    ARTICLE 9
                                   TAX MATTERS

SECTION 9.1.               Income Tax Treatment.......................................................13

                                   ARTICLE 10
                                  MISCELLANEOUS

SECTION 10.1.              Amendments.................................................................14
SECTION 10.2.              No Joint Venture...........................................................14
SECTION 10.3.              Assignment.................................................................14
SECTION 10.4.              Governing Law; Consent to Jurisdiction; Waiver of Jury Trial...............14
SECTION 10.5.              Counterparts...............................................................15
SECTION 10.6.              Limitation of Delaware Trustee Liability...................................15
SECTION 10.7.              No Petition................................................................16
SECTION 10.8.              Severability...............................................................16
SECTION 10.9.              Entire Agreement...........................................................16
SECTION 10.10.             Administrator to Provide Access to Books and Records.......................16
SECTION 10.11.             No Waiver..................................................................17
SECTION 10.12.             Remedies Cumulative........................................................17
SECTION 10.13.             Notices....................................................................17

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     This AMENDED AND RESTATED  ADMINISTRATIVE SERVICES AGREEMENT (this "Amended and Restated Administrative Services Agreement") dated as of -, 2006, between Allstate Life Global Funding, a statutory trust organized under the laws of the State of Delaware ("Global Funding") and AMACAR Pacific Corp., a Delaware Corporation, as administrator (in such capacity, including its successors, the "Administrator"),

                              W I T N E S S E T H:

     WHEREAS, Global Funding and the Administrator entered into that certain Administrative Services Agreement, dated as of June 27, 2002, as amended and restated by the Amended and Restated Administrative Services Agreement dated as of April 27, 2004, and as further amended and restated by the Amended and Restated Administrative Services Agreement dated as of August 16, 2005 (as so amended and restated, the "Base Administrative Services Agreement"), and the parties hereto desire to amend and restate the Base Administrative Services Agreement in its entirety;

     WHEREAS, since April 27, 2004, Global Funding has been facilitating, and desires to continue to facilitate, a program (the "Program") for the issuance, from time to time, of Secured Medium Term Notes and Allstate Life(R) CoreNotes(R) (collectively, the "Notes"), as more fully described in the Registration Statement (as defined herein);

     WHEREAS, each outstanding series of Notes under the Program has been, and each series of Notes to be issued under the Program will be, issued by a newly created Delaware statutory trust beneficially owned by Global Funding (each, a "Trust"), as more fully described in the Registration Statement;

     WHEREAS, the Administrator has in the past provided, and Global Funding desires that the Administrator continue to provide, advice and assistance to Global Funding and perform various services for Global Funding generally and with respect to the Program; and

     WHEREAS, Global Funding desires to continue to avail itself of the experience, advice and assistance of the Administrator and to have the Administrator continue to perform various financial, statistical, accounting and other services for Global Funding, and the Administrator is willing to furnish such services on the terms and conditions herein set forth;

     NOW THEREFORE, in consideration of the premises and covenants set forth in this Amended and Restated Administrative Services Agreement, the parties agree as follows:

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                                   ARTICLE 1
                                   DEFINITIONS

     SECTION 1.1. Definitions. The following terms have the meanings set forth below:

     "Administrator" has the meaning ascribed in the first paragraph of this Amended and Restated Administrative Services Agreement.

     "Affiliate" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person and, in the case of an individual, any spouse or other member of that individual's immediate family. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

     "Agents" has the meaning set forth in the Distribution Agreement.

     "Allstate Life" means Allstate Life Insurance Company, a stock life insurance company organized and licensed under the laws of the State of Illinois, and any successor.

     "Amended  and  Restated   Administrative  Services  Agreement"  means  this
instrument,   as  originally   executed,   and  as  the  same  may  be  amended,
supplemented, modified, restated or replaced from time to time.

     "Amended and Restated Name Licensing Agreement" means that certain Amended and Restated Name Licensing Agreement dated as of -, 2006, between Allstate Insurance Company and Global Funding, as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Amended and Restated Trust Agreement" means that certain Amended and Restated Trust Agreement of Global Funding, dated as of -, 2006, as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Amended and Restated Support Agreement" means that certain Amended and Restated Support Agreement dated as of -, 2006, between Allstate Life and Global Funding, as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Base Administrative Services Agreement" has the meaning ascribed in the first recital.

     "Calculation Agent", with respect to any Trust, has the meaning ascribed in the applicable Indenture.

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     "Closing  Instrument"  means,  with  respect  to  any  Trust,  the  Closing
Instrument of the Trust, pursuant to which certain documents are executed in connection with the issuance of the Notes by the Trust.

     "Commission" has the meaning ascribed in Section 2.2(c).

     "Coordination Agreement" means, with respect to any Trust, that certain Coordination Agreement included in Part F of the Series Instrument, among the Trust and the other parties specified therein, as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Delaware Trustee" means Wilmington Trust Company, a Delaware banking corporation, in its capacity as the Delaware trustee of Global Funding, and its successors in such capacity.

     "Distribution Agreement" means that certain Distribution Agreement dated -, 2006, by and among Global Funding and the Agents named therein, as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Exchange Rate Agent", with respect to any Trust, has the meaning ascribed in the applicable Indenture.

     "Funding Note" means each funding note issued, or to be issued from time to time, by Global Funding in connection with the Program.

     "Funding Note Calculation Agent", in respect of any Funding Note, has the meaning ascribed in the applicable Funding Note Indenture.

     "Funding Note Exchange Rate Agent", with respect to any Funding Note, has the meaning ascribed in the applicable Funding Note Indenture.

     "Funding Note Indenture" means, with respect to any Funding Note sold by Global Funding to a Trust, that certain Funding Note Indenture included in Part H of the Series Instrument for the Trust, among Global Funding and the parties specified therein, as the same may be amended, supplemented, modified, restated, or replaced from time to time.

     "Funding Note Indenture Trustee", with respect to any Funding Note, has the meaning ascribed in the applicable Funding Note Indenture.

     "Funding Note Paying Agent", with respect to any Funding Note, has the meaning ascribed in the applicable Funding Note Indenture.

     "Funding Note Registrar", with respect to any Funding Note, has the meaning


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ascribed in the applicable Funding Note Indenture.

     "Global Funding" has the meaning ascribed in the first paragraph.

     "Indenture" means, with respect to any Trust, that certain Indenture included in Part G of the Series Instrument, among the Trust and the other parties specified therein, as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Indenture Trustee", with respect to the Notes of any Trust, has the meaning ascribed in the applicable Indenture.

     "Loss and Expense" has the meaning ascribed in Section 4.2.

     "Moody's" means Moody's Investors Service, Inc.

     "Name Licensing Agreement" means, with respect to any Trust, that certain Name Licensing Agreement included in Part D of the Series Instrument for the Trust, as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Notes" has the meaning ascribed in the second recital.

     "Paying Agent", with respect to the Notes of any Trust, has the meaning set forth in the applicable Indenture.

     "Person" means any natural person, corporation, limited partnership, general partnership, joint stock company, joint venture, association, company, limited liability company, trust (including any beneficiary thereof), bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any government or any agency or political subdivision thereof.

     "Program" has the meaning ascribed in the second recital.

     "Program Documents" means the Amended and Restated Trust Agreement, this Amended and Restated Administrative Services Agreement, the Amended and Restated Support Agreement, the Amended and Restated Name Licensing Agreement, the Distribution Agreement, each Terms Agreement, each Funding Note, each Funding
Note Indenture, each Series Instrument and each Closing Instrument (including all documents and instruments included therein), and any other documents or instruments entered into by, or with respect to, or on behalf of, Global Funding.

     "Rating Agency" means each of Moody's, S&P and any other rating agency which provides a rating of any Notes.

     "Registrar", with respect to the Notes of any Trust, has the meaning set forth in the applicable Indenture.

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     "Registration  Statement" means the Registration  Statement relating to the
Program (File No. 333-129157), filed with the Commission by Allstate Life and Global Funding on October 20, 2005, as amended by Amendment No. 1 filed with the Commission on November 29, 2005, and Amendment No. 2 filed with the Commission on -, 2006, and as it may further be amended, supplemented, modified, restated or replaced from time to time.

     "Responsible Officer" means, with respect to any Funding Note Indenture Trustee, any Indenture Trustee or the Delaware Trustee, any vice president, assistant vice president, any assistant secretary, any assistant treasurer, any trust officer or assistant trust officer, or any other officer of such Funding
Note Indenture Trustee, such Indenture Trustee or the Delaware Trustee, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject, and also, with respect to such Funding Note Indenture Trustee and such Indenture Trustee, having direct responsibility for the administration of the applicable Funding Note Indenture or the applicable Indenture, as the case may be.

     "Securities Laws" has the meaning ascribed in Section 2.2(c).

     "Series Instrument" means, with respect to any Trust, the Series Instrument of the Trust, pursuant to which the Administrative Services Agreement, the Coordination Agreement, the Name Licensing Agreement, the Support Agreement, the Terms Agreement, the Trust Agreement, the Indenture and the Funding Note Indenture are entered into, and certain other documents are executed, in connection with the issuance of the Notes by the Trust.

     "Service Provider" has the meaning set forth in the Amended and Restated Support Agreement.

     "Standard Indenture Terms" means those certain Standard Indenture Terms relating to the Program in the form filed as Exhibit 4.4 to the Registration Statement.

     "Support Agreement" means, with respect to any Trust, that certain Support and Expenses Agreement included in Part C of the Series Instrument for the Trust, as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Support Obligations" has the meaning ascribed in the Amended and Restated Support Agreement.

     "S&P" means Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc.


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     "Terms  Agreement"  means,  with respect to any Trust,  that certain  Terms
Agreement related to the offering of the Notes of such Trust, included in Part E of the Series Instrument for the Trust, by and among Global Funding, the Trust and each Agent named therein, which will incorporate by reference the terms of the Distribution Agreement.

     "Trust" has the meaning ascribed in the third recital.

     "Trust Agreement" means, with respect to any Trust, that certain Trust Agreement, included in Part A of the Series Instrument for the Trust, pursuant to which the Trust is created.

     SECTION 1.2. Other Definitional Provisions. For all purposes of this Amended and Restated Administrative Services Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Article shall have the meanings ascribed to them in this Article and shall include the plural as well as the singular;

     (b) the words "include", "includes" and "including" shall be construed to be followed by the words "without limitation";

     (c) Article and Section headings are for the convenience of the reader and shall not be considered in interpreting this Amended and Restated Administrative Services Agreement or the intent of the parties to this Amended and Restated Administrative Services Agreement; and

     (d) capitalized terms not otherwise defined in this Amended and Restated Administrative Services Agreement will have the respective meanings set forth in the Standard Indenture Terms.

                                   ARTICLE 2
              CONTINUATION OF APPOINTMENT; ADMINISTRATIVE SERVICES

     SECTION 2.1. Appointment. Pursuant to Section 3806(b)(7) of the Delaware Statutory Trust Act, the Administrator has previously been appointed, and will continue to be appointed, hereunder as an agent of Global Funding with full power and authority to carry out, and the Administrator has carried out, and agrees to continue to carry out, all of the duties and responsibilities (a) of Global Funding under the Program Documents and any other document to which Global Funding is a party from time to time and (b) of the Administrator under this Amended and Restated Administrative Services Agreement.

     SECTION 2.2.  Administrative  Services.  Without limiting the generality of
Section 2.1, Global Funding authorizes and empowers the Administrator, as its agent, to

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continue  to perform,  and the  Administrator  agrees to continue to perform, the following services:

     (a) subject to the timely receipt of all necessary information, providing, or causing to be provided, all clerical, and bookkeeping services necessary and appropriate for the administration of Global Funding, including, without limitation, the following services as well as those other services specified in the following subsections:

          (i) maintenance of all books and records of Global Funding relating to the fees, costs and expenses of Global Funding which books and records shall be maintained separately from those of the Administrator;

          (ii) maintenance of records of cash payments and disbursements of Global Funding in accordance with generally accepted accounting principles, and preparation for audit of such periodic financial statements as may be necessary or appropriate;

          (iii) upon request, preparation for execution by Global Funding, through a Responsible Officer, of amendments to and waivers under the Program Documents and any other documents or instruments deliverable by Global Funding thereunder or in connection therewith;

          (iv) holding, maintaining, and preserving executed copies of the Program Documents and other documents or instruments executed by Global Funding thereunder or in connection therewith, which shall be maintained separately from those of the Administrator;

          (v) upon receipt of notice, taking such action as may be reasonably necessary to enforce the performance by the other parties to agreements to which Global Funding is a party, and enforce the obligations of those parties to Global Funding under such agreements;

          (vi) upon request, preparing for execution by a Responsible Officer such notices, consents, instructions and other communications that Global Funding may from time to time be required or permitted to give under the Program Documents or any other document executed by Global Funding;

          (vii) obtaining services of outside counsel, accountants and other Service Providers on behalf of Global Funding;



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          (viii)  preparing  for   execution  by  a   Responsible   Officer  any
               instruction for payment of any amounts due and owing by Global Funding under theProgram Documents to which Global Funding is a party or any other document to which Global Funding is a party; provided that the foregoing shall not obligate the Administrator to advance any of its own monies for such purpose, it being understood that such amounts shall be payable only to the extent assets held in Global Funding are available therefor and at such times and in such amounts as shall be permitted by the Program Documents;

          (ix) preparing for execution by a Responsible Officer any instruction for payment of any amounts due and owing by Global Funding to any Indenture Trustee, any Funding Note Indenture Trustee, any Exchange Rate Agent, any Funding Note Exchange Rate Agent, any Paying Agent, any Funding Note Paying Agent, any Registrar, any Funding Note Registrar, any Calculation Agent, any Funding Note Calculation Agent, any other Service Providers and any other Person on request for all expenses, disbursements and advances to the extent not paid pursuant to the Amended and Restated Support Agreement; provided that the foregoing shall not obligate the Administrator to advance any of its own monies for such purpose, it being understood that such amounts shall be payable only to the extent assets held in Global Funding are available therefor and at such times and in such amounts as shall be permitted by the Program Documents; and

          (x) taking such other actions as may be incidental or reasonably necessary (A) to the accomplishment of the actions of the Administrator authorized in this subsection (a) or (B) upon receipt of notice from a Responsible Officer directing specifically the Administrator to do so, to the accomplishment of the duties and responsibilities, and compliance with the obligations, of Global Funding, under the Program Documents and under any other document to which Global Funding is or may be a party to the extent not otherwise performed by an Indenture
               Trustee, a Funding Note Indenture Trustee, an Exchange Rate Agent, a Funding Note Exchange Rate Agent, a Paying Agent, a Funding Note Paying Agent, a Registrar, a Funding Note Registrar, a Calculation Agent, a Funding Note Calculation Agent or the Delaware Trustee; provided that no such duties or responsibilities shall materially enlarge the duties and responsibilities of the Administrator which are set forth specifically in this Amended and Restated Administrative Services Agreement;


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     (b)  performing the  administrative  services to ensure compliance with all of the obligations, representations, covenants and agreements ofGlobal Funding set forth in the Program Documents and any other document to which Global Funding is a party;

     (c) subject to the timely receipt of all necessary information or notices from the Delaware Trustee, and based on the advice of counsel, on behalf of Global Funding: (i) the preparation and filing with the
          Securities and Exchange Commission (the "Commission") and, if necessary, executing, in each case solely on behalf of Global Funding or any Trust and not in the Administrator's individual capacity such documents, forms, certifications or filings as may be required by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Trust Indenture Act of 1939, as amended, or other securities laws (collectively, the "Securities Laws"), in accordance with the requirements of the applicable Securities Laws and regulations pursuant to such Securities Laws in connection with the Program; (ii) the preparation and filing of any documents or forms required to be filed by any rules or regulations of any securities exchange, including without limitation, the New York Stock Exchange, or market quotation dealer system or the National Association of Securities Dealers, Inc. in connection with the listing of any Funding Note and/or Notes thereon; and (iii) the preparation, filing and execution, solely on behalf of Global Funding or any Trust and not in the Administrator's individual capacity, such filings, applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as may be necessary or desirable under the securities or "Blue Sky" laws of any relevant jurisdictions; and

     (d) undertaking such other administrative services as may be reasonably requested by Global Funding or the Delaware Trustee, including causing the preparation by Global Funding of any prospectus, prospectus supplement, pricing supplement, registration statement, amendments, including any exhibits and schedules thereto relating to the Program, any reports or other filings or documents, or supplement thereto or complying with the securities or "Blue Sky" laws of any relevant jurisdictions in connection with the performance by Global Funding of its obligations under the Program Documents or any other document to which Global Funding is a party or other documents executed thereunder or in connection therewith.

     Any of the above services (other than those described in Sections 2.2(b), 2.2(c) and 2.2(d)) may, if the Administrator or Global Funding deems it necessary or desirable, be subcontracted by the Administrator; provided that notice is given to Global Funding (with a copy to Allstate Life) of such subcontract and, notwithstanding such

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subcontract,  the Administrator  shall remain responsible for performance of the services set forth above unless such services are subcontracted to accountants or legal counsel selected with due care by the Administrator and reasonably satisfactory to Global Funding and Allstate Life and in which case the Administrator shall not remain responsible for the performance of such services and the Administrator shall not, in any event, be responsible for the costs, fees or expenses in connection therewith.

     SECTION 2.3. Continuation of the Base Administrative Services Agreement. The parties hereto agree that, upon the execution of this Amended and Restated Administrative Services Agreement:

     (a) the Base Administrative Services Agreement shall continue in full force and effect as amended and restated by this Amended and Restated Administrative Services Agreement; and

     (b) the rights and obligations of the parties hereto shall be as provided in this Amended and Restated Administrative Services Agreement.

                                   ARTICLE 3
                ACTIVITIES OF GLOBAL FUNDING; EMPLOYEES; OFFICES.

     SECTION 3.1. Activities of Global Funding. The Administrator agrees to continue to carry out and perform the administrative activities of Global Funding set forth in Article 2 in the name and on behalf of Global Funding as its agent.

     SECTION 3.2. Employees. All services to be furnished by the Administrator under this Amended and Restated Administrative Services Agreement may be furnished by an officer or employee of the Administrator, an officer or employee of any Affiliate of the Administrator, or, subject to Article 2, any other person or agent designated or retained by it; provided that the Administrator shall remain ultimately responsible for the provision of such services by an officer or employee of the Administrator or any of its Affiliates or any other person or agent designated or retained by it, unless selected with due care and reasonably satisfactory to Global Funding and Allstate Life in accordance with the last paragraph of Article 2. No director, officer or employee of the Administrator or any Affiliate of the Administrator shall receive from Global Funding a salary or other compensation.

     SECTION 3.3. Offices. The Administrator agrees to provide its own office space, together with appropriate materials and any necessary support personnel, for the day to day activities of Global Funding set forth in Article 2 to be carried out and performed by the Administrator, all for the compensation specified in Article 4. Unless otherwise agreed in writing, all services to be furnished by the Administrator under this Amended and Restated Administrative Services Agreement shall be performed from the Administrator's office in North Carolina.

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                                   ARTICLE 4
                            COMPENSATION; INDEMNITIES

     SECTION 4.1. Compensation. For services provided under this Amended and Restated Administrative Services Agreement by the Administrator, Global Funding agrees to pay the Administrator the fees as set forth in a separate fee letter executed by Global Funding and the Administrator.

     SECTION 4.2. Indemnities. To the fullest extent permitted under applicable law and subject to limitations imposed by public policy, Global Funding agrees to indemnify the Administrator, and hold the Administrator harmless, from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, out-of-pocket costs and expenses (including, without limitation, interest and reasonable attorneys fees, but excluding costs and expenses attributable solely to administrative overhead) arising out of, in connection with, or resulting from the exercise of the Administrator's rights and/or the performance of the Administrator's duties, by the Administrator or its agents and employees, under this Amended and Restated Administrative Services Agreement (collectively, "Loss and Expense"); provided, however, Global Funding shall not be liable to indemnify the Administrator, or hold the Administrator harmless, from and against any and all Loss and Expense resulting from or attributable to the negligence, bad faith or willful misconduct of the Administrator.

                                   ARTICLE 5
                                      TERM

     SECTION 5.1. Term. The Administrator may terminate this Amended and Restated Administrative Services Agreement upon at least 30 days' written notice to Global Funding and Allstate Life and Global Funding may terminate this Amended and Restated Administrative Services Agreement upon at least 30 days' notice to the Administrator (copies of any notice of termination shall also be sent to Allstate Life, the Delaware Trustee, each Funding Note Indenture Trustee and each Indenture Trustee). Such termination will not become effective until:
(i) Global Funding appoints a successor Administrator; (ii) the successor Administrator accepts such appointment; (iii) the Administrator has obtained the prior written confirmation of any Rating Agency that such action will not result in a reduction or withdrawal of its then current ratings, if any, of the Program and/or any Notes, as applicable; and (iv) Global Funding has paid all accrued and unpaid amounts owed to the Administrator under this Amended and Restated Administrative Services Agreement.

                                   ARTICLE 6
                        OBLIGATION TO SUPPLY INFORMATION

     SECTION 6.1. Obligation to Supply Information. The Delaware Trustee shall forward to the Administrator such information (which is in the possession of

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

Global Funding) in connection with the Program, the Program Documents and this Amended and Restated Administrative Services Agreement as the Administrator may from time to time reasonably request in connection with the performance of its obligations under this Amended and Restated Administrative Services Agreement. The Administrator will: (a) hold and safely maintain all records, files, Program Documents and other material of Global Funding, and (b) permit Global Funding, the Delaware Trustee, and each of their respective officers, directors, agents and consultants on reasonable notice at any time and from time to time during normal business hours to inspect, audit, check and make abstracts from the accounts, records, correspondence, documents and other materials of Global Funding, or relating to the provision of services and facilities under this Amended and Restated Administrative Services Agreement.

     SECTION 6.2. Reliance on Information. Global Funding recognizes that the accuracy and completeness of the records maintained and the information supplied by the Administrator under this Amended and Restated Administrative Services Agreement is dependent upon the accuracy and completeness of the information obtained by the Administrator from the parties to the Program Documents and other sources and the Administrator shall not be responsible for any inaccurate or incomplete information so obtained or for any inaccurate or incomplete records maintained by the Administrator under this Amended and Restated Administrative Services Agreement that may result therefrom. The Administrator shall have no duty to investigate the accuracy or completeness of any information provided to it and shall be entitled to fully rely on all such information provided to it.

                                   ARTICLE 7
                  LIABILITY OF ADMINISTRATOR; STANDARD OF CARE

     SECTION 7.1. Liability of Administrator. The Administrator assumes no liability for anything other than the services rendered by it pursuant to Articles 2, 3, 6 and 9, and neither the Administrator nor any of its directors, officers, employees or Affiliates shall be responsible for any action of Global Funding, the Delaware Trustee or the officers or employees thereof taken outside the scope of Articles 2, 3, 6 and 9 and without direction from the Administrator. Without limiting the generality of the foregoing, it is agreed that the Administrator assumes no liability with respect to any of Global Funding's obligations under the Program Documents.

     SECTION 7.2. No Implied Obligations. Unless otherwise agreed in writing, the Administrator shall not perform, endeavor to perform or agree to perform any act on behalf of Global Funding not specifically required or permitted under the Program Documents.

     SECTION 7.3. Standard of Care. The Administrator shall perform its duties under this Amended and Restated Administrative Services Agreement diligently, in conformity with Global Funding's obligations under the Program Documents and applicable laws and regulations and in accordance with the same standard of care exercised by a prudent person in connection with the performance of the same or similar duties and, in no event with less care than the Administrator exercises or would exercise in connection with the same or similar obligations if those obligations were the direct obligations of the Administrator.

                                   ARTICLE 8
                                LIMITED RECOURSE

     SECTION 8.1. Limited Recourse to Global Funding. Notwithstanding anything to the contrary contained in this Amended and Restated Administrative Services Agreement, all obligations of Global Funding under this Amended and Restated Administrative Services Agreement shall be payable: (i) to the extent any such obligation constitutes a Support Obligation, by Allstate Life pursuant to and in accordance with the terms of the Amended and Restated Support Agreement; and
(ii) to the extent any such obligation does not constitute a Support Obligation, by Global Funding, only to the extent of funds available therefor under and in accordance with the terms of each applicable Funding Note Indenture and, to the extent such funds are not available or are insufficient for the payment thereof, such unavailability or insufficiency of funds shall not constitute a claim against Global Funding to the extent of such unavailability or insufficiency. This Section 8.1 shall survive the termination of this Amended and Restated Administrative Services Agreement.

     SECTION 8.2. No Recourse to Trustees and Agents. The obligations of Global Funding under this Amended and Restated Administrative Services Agreement are solely the obligations of Global Funding and no recourse shall be had with respect to this Amended and Restated Administrative Services Agreement or any of the obligations of Global Funding under this Amended and Restated Administrative Services Agreement or for the payment of any fee or other amount payable under this Amended and Restated Administrative Services Agreement or for any claim based on, arising out of or relating to any provision of this Amended and Restated Administrative Services Agreement against any trustee, employee, settlor, Affiliate, agent or servant of Global Funding. This Section 8.2 shall survive the termination of this Amended and Restated Administrative Services Agreement.

                                   ARTICLE 9
                                   TAX MATTERS

     SECTION 9.1. Income Tax Treatment. The Administrator agrees that for all United States Federal, state and local income and franchise tax purposes: (a) the Notes are intended to be treated as indebtedness of Allstate Life; and (b) it is intended that Global Funding and each Trust will be ignored and will not be treated as an association or a publicly traded partnership taxable as a corporation. The Administrator agrees to not take any action inconsistent with the treatment described in clauses (a) and (b) of the immediately preceding sentence unless otherwise required by law.

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

                                   ARTICLE 10
                                  MISCELLANEOUS

     SECTION 10.1. Amendments. No waiver, alteration, modification, amendment or supplement of the terms of this Amended and Restated Administrative Services Agreement shall be effective unless: (a) accomplished by written instrument signed by the parties to this Amended and Restated Administrative Services Agreement; and (b) for so long as any Notes remain outstanding, each of Moody's and S&P has confirmed in writing that such action will not result in reduction or withdrawal of its then current ratings, if any, of the Program and/or any Notes, as applicable. Global Funding shall provide each of Moody's and S&P with a copy of each such waiver, alteration, modification, amendment or supplement. Notwithstanding anything in this Section 10.1 to the contrary, no waiver, alteration, modification, amendment or supplement to the terms of this Amended and Restated Administrative Services Agreement shall be effective without the prior written consent of Allstate Life.

     SECTION 10.2. No Joint Venture. Nothing contained in this Amended and Restated Administrative Services Agreement shall constitute Global Funding and the Administrator as members of any partnership, joint venture, association, syndicate or unincorporated business.

     SECTION 10.3. Assignment. Except as set forth in this Section 10.3, and subject to the rights of the Administrator to subcontract its services under this Amended and Restated Administrative Services Agreement pursuant to Article 2, this Amended and Restated Administrative Services Agreement may not be assigned by either party without: (i) the prior written consent of the other party and Allstate Life; and (ii) the prior written confirmation of each of Moody's and S&P that such action will not result in a reduction or withdrawal of its then current ratings, if any, of the Program or any Notes, as applicable. Subject to the foregoing, this Amended and Restated Administrative Services Agreement shall be binding upon and inure to the benefit of the parties to this Amended and Restated Administrative Services Agreement and their respective successors and assigns. Any party's transfer or assignment of this Amended and Restated Administrative Services Agreement in violation of this Section 10.3 shall be void as to the other party.

     SECTION 10.4. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

     (a) Pursuant to Section 5-1401 of the General Obligations Law of the State of New York, this Amended and Restated Administrative Services Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each party to this Amended and Restated Administrative Services Agreement submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New

          York City for purposes of all legal proceedings arising out of or relating to this Amended and Restated Administrative Services
          Agreement or the transactions contemplated by this Amended and Restated Administrative Services Agreement. Each party to this Amended and Restated Administrative Services Agreement irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each party to this Amended and Restated Administrative Services Agreement consents to process being served in any suit, action or proceeding with respect to this Amended and Restated Administrative Services Agreement, or any document delivered pursuant to this Amended and Restated Administrative Services Agreement by the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to its respective address specified at the time for notices under this Amended and Restated Administrative Services Agreement or to any other address of which it shall have given written notice to the other party. The foregoing shall not limit the ability of any party to this Amended and Restated Administrative Services Agreement to bring suit in the courts of any other jurisdiction.

     (b) Each of the parties irrevocably waives any and all right to a trial by jury with respect to any legal proceeding arising out of or relating to this Amended and Restated Administrative Services Agreement or any transaction contemplated hereby. Each of the parties to this Amended and Restated Administrative Services Agreement acknowledges that such waiver is made with full understanding and knowledge of the nature of the rights and benefits waived.

     SECTION 10.5. Counterparts. This Amended and Restated Administrative Services Agreement and any amendments, supplements, modifications, restatements and replacements of this Amended and Restated Administrative Services Agreement, or waivers or consents to this Amended and Restated Administrative Services Agreement, may be executed in any number of counterparts, and by different parties to this Amended and Restated Administrative Services Agreement in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, when taken together, shall constitute one and the same instrument. This Amended and Restated Administrative Services Agreement shall become effective upon the execution of a counterpart by each of the parties.

     SECTION 10.6. Limitation of Delaware Trustee Liability. Notwithstanding any provision of this Amended and Restated Administrative Services Agreement to the contrary, it is expressly understood and agreed by the parties that: (a) this Amended and Restated Administrative Services Agreement is executed and delivered by the Delaware Trustee, not individually or personally, but solely as trustee, as applicable, in the exercise of the powers and authority conferred and vested in it, pursuant to the Amended and Restated Trust Agreement; (b) each of the representations, undertakings and agreements in this Amended and Restated Administrative Services Agreement made on the part of Global Funding is made and intended not as personal representations, undertakings and agreements by the Delaware Trustee but is made and intended for the purpose of binding only Global Funding; (c) nothing contained in this Amended and Restated Administrative Services Agreement shall be construed as creating any liability on the Delaware Trustee, individually or personally, to perform any covenant either expressed or implied contained in this Amended and Restated Administrative Services Agreement, all such liability, if any, being expressly waived by the parties to this Amended and Restated Administrative Services Agreement and by any person claiming by, through or under the parties to this Amended and Restated Administrative Services Agreement; and (d) under no circumstances shall the Delaware Trustee be personally liable for the payment of any indebtedness or expenses of Global Funding or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Global Funding under this Amended and Restated Administrative Services Agreement or any other related documents.

     SECTION 10.7. No Petition. The Administrator covenants and agrees that it will not institute against, or join with any other Person in instituting against, Global Funding any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law. This Section 10.7 shall survive termination of this Amended and Restated Administrative Services Agreement.

     SECTION 10.8. Severability. If any provision in this Amended and Restated Administrative Services Agreement shall be invalid, illegal or unenforceable, such provisions shall be deemed severable from the remaining provisions of this Amended and Restated Administrative Services Agreement and shall in no way affect the validity or enforceability of such other provisions of this Amended and Restated Administrative Services Agreement.

     SECTION 10.9. Entire Agreement. This Amended and Restated Administrative Services Agreement constitutes the entire agreement between the parties with respect to matters covered by this Amended and Restated Administrative Services Agreement and supersedes all prior agreements and understandings with respect to such matters between the parties whether written or oral.

     SECTION 10.10. Administrator to Provide Access to Books and Records. The Administrator shall provide each Funding Note Indenture Trustee and each Indenture Trustee with access to the books and records of Global Funding, without charge, but only: (a) upon the reasonable request of such Funding Note Indenture Trustee or Indenture Trustee (for which purpose one Business Day shall be deemed reasonable); (b) during normal business hours; (c) subject to the Administrator's normal security and confidentiality procedures; and (d) at offices designated by the Administrator.

     SECTION 10.11. No Waiver. No failure on the part of the parties to this Amended and Restated Administrative Services Agreement to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Amended and Restated Administrative Services Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof or the exercise of any other right, power or privilege operate as such a waiver.

     SECTION 10.12. Remedies Cumulative. No right, power or remedy of the parties under this Amended and Restated Administrative Services Agreement shall be exclusive of any other right, power or remedy, but shall be cumulative and in addition to any other right, power or remedy thereunder or existing by law or in equity.

     SECTION 10.13. Notices. All notices, demands, instructions and other communications required or permitted to be given to or made upon either party to this Amended and Restated Administrative Services Agreement shall be in writing (including by facsimile transmission) and shall be personally delivered or sent by guaranteed overnight delivery or by facsimile transmission (to be followed by personal or guaranteed overnight delivery) and shall be deemed to be given for purposes of this Amended and Restated Administrative Services Agreement on the day that such writing is received by the intended recipient thereof in accordance with the provisions of this Section 10.13. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 10.13, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties thereto at their respective addresses (or their respective telecopy numbers) indicated below:

         If to Global Funding:

         c/o Wilmington Trust Company
         Rodney Square North
         1100 North Market Street
         Wilmington, DE 19890
         Attention: Corporate Trust Administration
         Facsimile: (302) 636-4140

         If to the Administrator:

         AMACAR Pacific Corp.
         6525 Morrison Blvd., Suite 318
         Charlotte, North Carolina 28211
         Attention: Douglas K. Johnson
         Facsimile: (704) 365-1632

or at such address as shall be designated by any party in a written notice to the other party.

     IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Administrative Services Agreement to be duly executed as of the day and year first above written.



                          ALLSTATE LIFE GLOBAL FUNDING

                          By:  WILMINGTON TRUST COMPANY, not in
                          its individual capacity,
                          but solely as Delaware Trustee


                          By:
                               ---------------------------------------
                                 Name:
                                 Title:



                           AMACAR PACIFIC CORP.,
                           in its individual capacity


                           By:
                                ---------------------------------------
                                  Name:
                                  Title:





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